Agility Multi-Asset Income Fund

Schedule of Investments

As of December 31, 2019 (Unaudited)

Strategy	Investments	Shares	Cost	Fair Value
	Investment Funds - 90.44%
	Exchange Traded Funds - 7.62%
	Equity - 7.62%
	First Trust North American Energy Infrastructure Fund	440,841	$10,544,706	$11,237,037
	iShares US Financials ETF	12,798	1,712,200	1,763,308
	iShares US Technology ETF	7,610	1,688,884	1,770,086
			13,945,790	14,770,431
	Mutual Funds - 19.45%
	Equity - 4.78%
	Lazard Global Listed Infrastructure Portfolio	587,372	8,371,896	9,268,737
	Fixed Income - 14.67%
	GMO Emerging Country Debt Fund	689,509	19,071,324	18,713,265
	Harbor High-Yield Bond Fund	979,559	9,705,252	9,717,224
			28,776,576	28,430,489
	Total Mutual funds		37,148,472	37,699,226
	Private Investment Funds - 63.37%
	Fixed Income - 57.92%
	AG REDI, Ltd.		8,000,000	8,028,000
	ArrowMark Income Opportunity Fund QP, Ltd.		20,293,530	18,672,525
	Beach Point Dynamic Income Offshore Fund, Ltd.		20,994,591	29,173,439
	Good Hill Overseas Fund Ltd		6,381,522	8,496,892
	Hudson Bay International Fund Ltd.		10,000,000	10,284,180
	MAM Corporate Loan Feeder Fund		9,817,010	10,254,214
	Melody Special Situations Offshore Credit Fund L.P.		10,391,128	11,031,305
	Shenkman Opportunistic Credit Fund, Ltd.		15,000,000	16,336,135
			100,877,782	112,276,690
	Reinsurance - 5.45%
	Aeolus Property Catastrophe Keystone PF Fund L.P.		11,908,898	10,564,357
	Total Private Investment Funds		112,786,679	122,841,047

	Total Investments in Investment Funds		163,880,942	175,310,704
	Investments in Securities - 9.05%
	Common Stocks - 9.05%
	Switzerland - 0.14%
	Industrial - 0.14%
	Garmin, Ltd.	2,756	178,739	268,875
	United States - 9.05%
	Basic Materials - 0.53%
	Nucor Corp.	4,292	235,763	241,554
	Southern Copper Corp.	18,811	639,583	799,091
	Communications - 0.72%
	The Interpublic Group of Cos, Inc.	44,362	996,761	1,024,762
	ViacomCBS, Inc.	8,658	337,079	363,376
	Consumer, Cyclical - 2.29%
	Carnival Corp.	15,956	855,758	811,044
	Delta Air Lines, Inc.	4,953	282,443	289,652
	Darden Restuarants, Inc.	2,127	240,094	231,864
	General Motors Co.	6,589	242,397	241,157
	Genuine Parts Co.	6,765	674,893	718,646
	MSC Industrial Direct Co, Inc.	10,516	806,796	825,190
	PACCAR, Inc.	10,565	749,496	835,692
	Penske Automotive Group, Inc.	4,822	216,301	242,160
	Tapestry, Inc.	8,946	340,676	241,273
	Consumer, Non-Cyclical - 2.30%
	Amgen, Inc.	1,770	322,493	426,694
	Bristol-Myers Squibb Co.	6,669	324,574	428,083
	Flowers Foods Inc	43,970	1,009,449	955,908
	H&R Block, Inc.	21,841	547,141	512,827
	The JM Smucker Co.	8,665	927,112	902,286
	Johnson & Johnson	8,423	1,158,909	1,228,663
	Energy - 0.16%
	Phillips 66	2,885	340,733	321,418
	Financial - 0.53%
	The Western Union Co.	38,244	752,309	1,024,174
	Industrial - 0.94%
	Cummins, Inc.	1,500	237,991	268,440
	Lockheed Martin Corp.	708	251,508	275,681
	Sonoco Products Co.	11,813	675,600	729,098
	United Parcel Service, Inc.	4,713	502,484	551,704
	Technology - 0.49%
	International Business Machines Corp.	7,069	967,529	947,528

Agility Multi-Asset Income Fund

Schedule of Investments - Continued

As of December 31, 2019 (Unaudited)

Strategy	Investments	Shares	Cost	Fair Value
	Investments in Securities - 9.05% (continued)
	Common Stocks - 9.05% (continued)
	Utilities - 0.95%
	Alliant Energy Corp.	2,662	$117,224	$145,665
	Consolidated Edison, Inc.	4,499	399,264	407,025
	Dominion Energy, Inc.	5,133	359,921	425,115
	National Fuel Gas Co.	7,243	384,207	337,090
	New Jersey Resources Corp.	3,212	162,469	143,159
	Public Service Enterprise Group, Inc.	2,255	122,440	133,158
	Southwest Gas Holding, Inc.	1,609	123,800	122,236
	UGI Corp.	2,898	125,588	130,874
	Total Investments in Securities		16,609,525	17,551,162
	Short Term Investments - 3.67%
	Money Market Funds - 3.67%
	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 1.50%[1]	6,883,596	6,883,596	6,883,596
	UMB Money Market Fiduciary, 0.25%[1]	220,000	220,000	220,000
	Total Short Term Investments		7,103,596	7,103,596
	Total Investments (Cost $187,594,063) - 103.16%			199,965,462
	Liabilities in excess of other assets - (3.16%)			(6,124,129)
	Net Assets - 100%			$193,841,333

[1]	The rate is the annualized seven-day effective yield at year end.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments - Continued

As of December 31, 2019 (Unaudited)

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Notional Value at December 31, 2019	Unrealized Appreciation (Depreciation)
141	CBOE VIX Future	January 22, 2020	$2,071,657	$2,062,125	$(9,532)
(127)	CBOE VIX Future	February 19, 2020	$(2,071,320)	(2,111,375)	(40,055)
TOTAL FUTURES CONTRACTS			$337	$(49,250)	$(49,587)

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments - Continued

As of December 31, 2019 (Unaudited)

Investment Funds by Strategy (as a percentage of net assets)
Investment Funds
Exchange Traded Funds
Equity	7.62%
Mutual Funds
Equity	4.78%
Fixed Income	14.67%
Total Mutual Funds	19.45%
Private Investment Funds
Fixed Income	57.92%
Reinsurance	5.45%
Total Private Investment Funds	63.37%
Total Investment Funds	90.44%
Investments in Securities
Common Stocks	9.05%
Short Term Investments
Money Market Funds	3.67%
Total Investments	103.16%
Other assets in excess of liabilities	(3.16)%
Total Net Assets	100.00%

See accompanying notes to financial statements.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments – December 31, 2019 (unaudited)

Note 1 – Organization

Agility Multi-Asset Income Fund (formerly GAI Agility Income Fund) (the “Fund”), is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Perella Weinberg Partners Capital Management LP (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 Wells Fargo Investment Institute, Inc. served as the investment adviser to the Fund and the Adviser served as the sub-adviser to the Fund.

The principal investment objective of the Fund is to seek positive investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, “Investment Funds”). Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not expected to be affiliated with the Adviser. Exchange traded products may include exchange traded funds (“ETFs”), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes (“ETNs”), or invest its assets directly. Direct investments may include, among others, equity securities, other securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Adviser may cause the Fund to maintain such cash holdings as the Adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a) Valuation of Investments

The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share (“Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using net asset value per share. The fair value of Mutual Funds is based on reported net asset value per share, and the fair value of ETFs and investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Fund ordinarily will be the net asset value of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such net asset value does not represent the fair value of the Private Investment Fund. The Fund could reasonably expect to receive the net asset value of its interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A description of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments – December 31, 2019 (unaudited)

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the period ended December 31, 2019, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by CFTC Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a Commodity Futures Trading Commission (“CFTC”) disclosure document to Shareholders, nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments – December 31, 2019 (unaudited)

Note 3 – Federal Income Taxes

At December 31, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$188,322,421

Gross unrealized appreciation	$16,570,075
Gross unrealized depreciation	(4,927,034)

Net unrealized appreciation on investments	$11,643,041

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 4 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

• Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

• Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

• Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2019 is as follows:

Description	Total Fair Value at 12/31/2019	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Exchange Traded Funds
Equity	$14,770,431	$14,770,431	$-	$-	$-
Mutual Funds
Equity	9,268,737	9,268,737	-	-	-
Fixed Income	28,430,489	28,430,489	-	-	-
Investments in Securities
Common Stocks	17,551,162	17,551,162	-	-	-
Private Investment Funds (1)	122,841,047	-	-	-	122,841,047
Money Market Funds	7,103,596	7,103,596
Total Investments	$199,965,462	$77,124,415	$-	$-	$122,841,047
Other Financial Instruments (2)
Futures Contracts	-	-	-	-	-
Total Assets	$199,965,462	$77,124,415	$-	$-	$122,841,047

Liabilities
Other Financial Instruments (2)
Futures Contracts	$49,587	$49,587	$-	$-	$-
Total Liabilities	$49,587	$49,587	$-	$-	$-

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

(2)	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Agility Multi-Asset Income Fund

Notes to Schedule of Investments – December 31, 2019 (unaudited)

There were no Level 3 securities held during the period nor any transfers into or out of Level 3 of the fair value hierarchy.

While redemptions are permitted per the terms of the offering memorandums of the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Investment Fund. Moreover, certain Private Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Private Investment Funds. No such amendments were put in place during the period ended December 31, 2019. The Fund had no unfunded capital commitments as of December 31, 2019.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of December 31, 2019:

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.